UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2007

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IMPSAT Fiber Networks, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-29085	52-1910372
____________________________ (State or other jurisdiction of incorporation)	_____________ (Commission File Number)	__________________ (IRS Employer Identification No.)

Elvira Rawson de Dellepiane 150
Piso 8, C1107BCA
Buenos Aires, Argentina
(Address of principal executive offices)

Registrant’s telephone number, including area code: (5411) 5170-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2007, Mr. James E. Bolin resigned from the Board of Directors of IMPSAT Fiber Networks, Inc., effective January 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
IMPSAT Fiber Networks, Inc.

Date: January 25, 2006	By:	/s/ Guillermo Pardo
Name: Guillermo Pardo
Title: Corporate Secretary